Exhibit 32 Certification of the Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C.ss.1350

Solely for the purposes of complying with 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned Chief Executive Officer and Chief Financial Officer of Inforte Corp. (the "Company"), hereby certify, based on their knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                      Inforte Corp.


                                          By:     /s/ Philip S. Bligh
                                            ---------------------------------
                                                      Philip S. Bligh,
                                                  Chief Executive Officer



                                          By:     /s/ Nick Heyes
                                            ---------------------------------
                                                      Nick Heyes,
                                                  Chief Financial Officer


August 13, 2004


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